Exhibit 10.1

SECOND AMENDMENT TO EMPLOYMENT AGREEMENT

March 20, 2023

This Second Amendment (this “Amendment”) to the Employment Agreement (as defined below) is made and entered into as of the date first above written, but effective as of January 1, 2023 (the “Amendment Effective Date”), by and between Repay Management Services LLC (the “Company”) and Jacob H. Moore (“Executive”). Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Employment Agreement.

WHEREAS, Executive and Company entered into that Employment Agreement, dated as of April 1, 2020 and amended by that First Amendment dated as of March 1, 2021 (collectively, the “Employment Agreement”); and

WHEREAS, Executive and the Company now desire to amend the Employment Agreement on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in accordance with the terms of the Employment Agreement, the parties hereto, intending to be legally bound, do hereby acknowledge and agree as follows:

1.
Position. The reference to “Executive Vice President, Corporate Development and Strategy” in Section 2 of the Employment Agreement is hereby deleted and replaced with “Executive Vice President, Consumer Payments.”
2.
Annual Bonus. As of the Amendment Effective Date, the reference to “fifty (50%)” in Section 3(b) of the Employment Agreement is hereby deleted and replaced with “seventy-five percent (75%).”
3.
Deal Bonuses. Executive will cease to be eligible to earn any Deal Bonus for any Acquisition that closes from and after the Amendment Effective Date. Accordingly, all provisions in the Employment Agreement relating to Deal Bonuses (including Section 3(c) and Exhibit A thereof) are hereby deleted as of the date hereof.
4.
Scope of Amendment. The parties hereto agree that nothing in this Amendment shall be deemed to modify any of the provisions of the Employment Agreement except as expressly set forth herein, and that, except as expressly set forth herein, the terms of the Employment Agreement remain in full force and effect.
5.
Miscellaneous. The provisions of Section 11, Section 12, Section 13, Section 14, Section 15 and Section 18 of the Employment Agreement shall apply mutatis mutandis to this Amendment. Any reference to the Employment Agreement in the Employment Agreement or any other agreement, document, instrument or certificate entered into or issued in connection therewith shall hereinafter mean the Employment Agreement, as amended by this Amendment (or as the

Employment Agreement may be further amended or modified after the date hereof in accordance with the terms thereof).

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first written above.

COMPANY:

REPAY MANAGEMENT SERVICES LLC

By: /s/ John Morris

Name: John A. Morris

Title: Chief Executive Officer

EXECUTIVE:

/s/ Jake Moore

Name: Jacob H. Moore

[Signature Page to Second Amendment to Employment Agreement]